Exhibit 99.1

Investor Presentation NASDAQ: PRTS March 2018

Safe Harbor 1 This presentation contains “forward-looking” statements, within the meaning of the federal securities laws, that are based on our management’s beliefs and assumptions and on information currently available to management. Forward-looking statements include information concerning our possible or assumed future results of operations, expected growth and business strategies, key operating metrics, financing plans, competitive position, industry environment, potential product offerings, potential market and growth opportunities and the effects of competition. Forward-looking statements include all statements that are not historical facts and can be identified by terms such as “anticipates,” “believes,” “could,” “seeks,” “estimates,” “intends,” “may,” “plans,” “potential,” “predicts,” “projects,” “should,” “will,” “would” or similar expressions and the negatives of those terms. Forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause our actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. Forward-looking statements represent our management’s beliefs and assumptions only as of the date of this presentation. These statements do not guarantee future performance and speak only as of the date hereof, and qualify for the safe harbor provided by Section 21E of the Securities Exchange Act of 1934, as amended, and Section 27A of the Securities Act of 1933. We refer all of you to the disclosures contained in the U.S. Auto Parts Annual Report on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K filed with the Securities and Exchange Commission, including the risk factors set forth therein, for more detailed discussion on the factors that can cause actual results to differ materially from those projected in any forward-looking statements. Except as required by law, we assume no obligation to update these forward-looking statements publicly, or to update the reasons actual results could differ materially from those anticipated in the forward-looking statements, even if new information becomes available in the future. This presentation includes certain non-GAAP financial measures as defined by SEC rules. We have provided a reconciliation of those measures to the most directly comparable GAAP measures in this presentation, where applicable, as well as in the appendix to this presentation. We have not included a reconciliation of Adjusted EBITDA guidance to projected net income due to the high variability and difficulty in making accurate long-term forecasts and projections of our net operating loss carryforwards, which have a significant impact on future net income. As a result, we are unable to quantify projected net income without unreasonable efforts. All financial measures in this presentation refer solely to the Company’s core auto parts operating segment (“Base USAP”) and exclude the AutoMD operating segment (“AutoMD”), an online automotive repair information source which was classified as discontinued operations in March 2017, unless otherwise specified on a consolidated basis. Copyright @ 2018 U.S. Auto Parts Network, Inc. All rights reserved

Company Overview US Auto Parts is a leading pure-play internet retailer of aftermarket auto parts We operate online sites, marketplace storefronts and wholesale channels focused on the do-it-yourself (DIY) customer Offer over 1 million SKUs of high quality private label and branded aftermarket products Extensive reach of online customers per month through our well-established network of websites and marketplace partnerships 2 A Value Leader in Aftermarket Auto Parts

Online Aftermarket Auto Parts Sales Benefits From Macro Trends 3 Source: US Auto Care Association Average age of light vehicles on the road remains high Online aftermarket sales to more than double by 2023 as market share continues to increase Source: IHS 17% CAGR (in years) 10.0 10.1 10.3 10.6 10.9 11.0 11.2 11.4 11.5 11.5 11.5 11.5 11.5 11.6 $6B $13B $29B 6% 11% 20% 2013 2018 2023 Online Aftermarket Sales Online Market Share

How We Go To Market: Channels & Percent of Revenue 4 90% Offline/Wholesale: Products distributed directly to commercial customers and our Kool-Vue® branded products sold to wholesale distributors. 10% Based on estimates using FY-17 eCommerce Websites: Network of flagship websites supported by our call center agents. Sites also generate advertising & sponsorship revenue. Online Marketplaces: 3rd party auction sites and shopping portals, enabling access to additional consumer segments.

Increased customer LTV would result in greater mix of traffic from both direct-to-website and paid channels, and less dependence on organic search Key Avenues for Growth – Increase Customer Lifetime Value Gross Profit per Transaction Average Order Size Repeat Purchase Conversion Increased Traffic Efficient sourcing strategy Private label sourcing Price optimization Efficient operations Sell the job Cross-sell Warranty options Easy to do business Improved service levels Reduced returns Reduced no-fills Easy to find Product Speed of website In-stock rate Quality of data Relevant SKUs Frictionless checkout Mobile First We anticipate increasing traffic will be directly related to our ability to improve our strategic objectives allowing for more available dollars to spend on marketing. = Strategy to Increase Customer Lifetime Value (LTV) 5

By focusing on the consumer experience, we will increase conversion which will allow us to drive more traffic Product Discovery The Customer Journey Experience Landing Experience “To captivate and engage customers with our website in order to win their attention.” Post-Purchase Experience “Provide customer with support services so they are satisfied after their purchase.” “Create a personalized, smart, and intuitive product discovery experience; so that users can easily find what they need.” Transaction Experience “Create a secure, frictionless, Omni channel checkout experience.” Speed “Provide appropriate solutions to ensure a stable and fast website.” “Listen to customer pain points. Use this to guide prioritization and innovation.” 6

Price & Product Availability: The Two Most Important Factors for DIY Customers Customer Value Proposition 7 Value Cost-conscious customers are able to purchase our private label products at a significant cost savings. A study conducted by Jefferies Automotive Aftermarket Equity Research in conjunction with US Auto Parts mapping similar products, found that our private label product pricings when compared against the same branded product averaged more than 20% below the online competitors and over 40% below the brick and mortars. Selection Customers have one-stop shopping on over 1 million products across all major categories for auto parts: Collision, Engine/Under Car, and Performance and Accessories. We also have over 55K SKUs that are privately sourced at a significant cost savings through Asia Product Warranties We provide a limited warranty for all products sold including a full parts replacement User-Friendly Websites Our websites are designed specifically for the auto parts segment driven by our complex catalogs allowing customers to quickly identify SKUs required and build complete jobs

We Address the Market with an Expansive Product Offering

US AUTOPARTS
NASDAQ:PRTS

FY-17 Revenue Mix


56%

Collision Parts


28%

Engine Parts


16%

Performance & Accessories


Lamps
Mirrors
Bumpers
Hoods
Tailgates
Doors
Grills
Wheels
Window Regulators


Brake Discs
Catalytic Converters
Radiators
Headers
Oxygen Sensors
Alternators
Exhaust
Driveshaft
Fuel Injection / Delivery


Seat Covers
Car Covers
Floor Mats / Carpeting
Cold Air Intakes
Vent Visors
Tonneau Covers
Nerf Bars
Bug Shields
Car Bras

	Collision Parts	Engine Parts	Performance & Accessories
Private Label	97%	63%	3%
Branded	3%	37%	97%

Note: All percentages of sales revenue is estimated using FY-17

Over 1 Million SKUs Across Several Categories

8

Efficient Supply Chain Creates a Pricing Advantage

NASDAQ:PRTS

USAP has built a vertically integrated online business


= Product Flow for Private Label
= Product Flow for Drop Ship Vendors
DC Stock Ship
Drop Ship
(No Inventory)
~80% of Units
Stock-Ship
16%- 21%
Flow Thru
~20% of Units
Drop-Ship
3%-9%
Flow Thru
Retail Store
DIY
Consumer
Service
Center
DIFM
Off-Shore
Manufacturing
Brand
Warehouse
Distributor
Jobber

9

Private Label Branded Total FY-17 Growth Rate1 9% (17%) 0% FY-17 Revenue Mix 72% 28% 100% Projected Gross Margins 33% - 36% 14% - 18% 29% - 30% Projected Variable OPEX Costs 15% - 17% 9% - 11% 14% - 16% Incremental Fixed Cost 0% 0% 0% Incremental Flow Thru 16% - 21% 3% - 9% 13% - 16% Projected Margin Profile Incremental flow through from private label business is driving higher margins Minimal fixed costs creates significant leverage in our business model We believe revenue mix will continue to shift to private label 10 Excludes non-operating channel segments Projections above are based on management assumptions as of March 8th, 2018

Financial Highlights 11

Company Profile Revenues over $300M FY-2017 Net Income of $24.6M 1 FY-2017 Adjusted EBITDA of $14.2M2 High Margin private label business was 72% of sales for FY-17 Positive Free Cash Flow with no revolver debt Public Company since 2007 – NASDAQ (PRTS) 12 The $24.6M in Net Income includes a $21.5M income net tax benefit due to the change in valuation allowance in addition to the impact of the Tax Cuts and Jobs Act Non-GAAP financial measure EBITDA consists of net income before (a) interest expense, net; (b) income tax provisions; (c) amortization of intangible assets; (d) depreciation and amortization. See Appendix for a reconciliation of Adjusted EBITDA to net income

Strong Net Income & Adjusted EBITDA[1] Growth Trends for U.S. Auto Parts

NASDAQ:PRTS



Net Income
Adj. EBITDA
$30
$25
$20
$15
$10
$5
$0
-$5
$8.4M
$10.0M
$14.0M
$14.2M
$14.5M - $16.0M[3]
($4.9M)
($0.1M)
$3.0M
$24.6M
2014
2015
2016
2017[2]
2018E

1) Non-GAAP financial measure EBITDA consists of net income before (a) interest expense, net; (b) income tax provisions; (c) amortization of intangible assets; (d) depreciation and amortization. Adjusted EBITDA excludes Stock based compensation, restructuring costs and other one-time charges. See Appendix for reconciliation of Adjusted EBITDA to net income

2) Represents guidance for Adjusted EBITDA growth, issued and only effective March 8, 2017. We did provide guidance to net income and have not included a reconciliation of Adjusted EBITDA guidance to projected net income due to the high variability and difficulty in making accurate long-term forecasts and projections of our net operating loss carryforwards, which have a significant impact on future net income. As a result, we are unable to quantify projected net income without unreasonable efforts.

3) 2017 Net Income reflects benefit from release of valuation tax allowance based on Company

13

Financial Performance Non-GAAP financial measure EBITDA consists of net income before (a) interest expense, net; (b) income tax provisions; (c) amortization of intangible assets; (d) depreciation and amortization. Adjusted EBITDA excludes Stock based compensation of $1.2M, $2.4M, $2.3M, $2.9M & $2.8M for FY-13, FY-14, FY-15, FY-16 & FY-17, respectively and restructuring costs and not expected to be recurring charges of $6.8M and $2.0M for FY-13 and FY-14, respectively. Refer to the appendix for a full Adjusted EBITDA reconciliation to net income. 14 2.1875 $254.4 $283.2 $290.8 $303.3 $303.4 FY 2013 FY 2014 FY 2015 FY 2016 FY 2017 in millions Net Sales 34.0% 28.9% 28.2% 28.9% 28.0% FY 2013 FY 2014 FY 2015 FY 2016 FY 2017 as a % of net sales Operating Expenses as a % of net sales $(13.6) $(4.9) $(0.1) $3.0 $24.6 FY 2013 FY 2014 FY 2015 FY 2016 FY 2017 in millions Net Income $6.4 $8.4 $10.0 $14.0 $14.2 FY 2013 FY 2014 FY 2015 FY 2016 FY 2017 in millions Adjusted EBITDA 1

2 Year Stacked Private Label Quarterly Sales Trend1 15 Private Label continues to be a major focus of our business Two Year Stack Comps 1Comparables net sales was calculated by excluding $2.0M in private label sales related to the extra week in Q4-14, as well as $1.7M, $1.4M, $0.8M and $0.5M in sales related to the West Coast Wholesale operations from Q1-14, Q2-14, Q3-14 and Q4-14, respectively. 15 - 12.1% - 3.1% - 8.0% 7.8% 24.4% 31.8% 19.1% 23.7% 22.4% 13.6% 21.3% 10.5% 12.5% 9.4% 12.8% 14.2% 24.4% 31.8% 19.1% 23.7% 22.4% 13.6% 21.3% 10.5% 12.5% 9.4% 12.8% 14.2% 6.4% 14.2% 10.4% 3.2% -15.0% -5.0% 5.0% 15.0% 25.0% 35.0% 45.0% Prior Year Current Year

Key Takeaways A leading pure-play internet retailer of aftermarket auto parts $13 billion on-line market expected by 2018 and anticipated to nearly double by 20231 Extensive reach across our websites and marketplace partnerships Transitioning to a higher mix of private label products to drive increased conversion rates, higher-margin revenues, net income and Adjusted EBITDA Shifting Focus from Growth to Profitability – Improved profitability resulting in free cash flow generation and no revolver debt 16 US Auto Care Association

APPENDIX 17

Company History

USAUTOPARTS
NASDAQ:PRTS


1995
2000
2005
2006
2007
2008
2010
2011
2013
2014
2015
2016
2017
USAP founded to serve local collision shops in Los Angeles
Launched first internet site selling automotive Collision Line
PARTS TRAIN
Launches a network of sites catered to various consumer segments
Acquires PartsBin
Adds Engine Line
AUTO PARTS WAREHOUSE
IPO (NASDAQ: PRTS)
Company begins significantly expanding its private label engine line
Acquires JC Whitney
Adds Accessories Line
JC Whitney
JC Whitney completely integrated
Consolidated websites to focus on Flagship sites
AUTO PARTS WAREHOUSE
JC Whitney
CarParts.com
Achieved double digit sales growth & positive FCF
Investing in LTV and GMROI / JC Whitney turns 100 years old
Initiated Company Stock Buy Back Plan
Aaron Coleman becomes new CEO

18

Experienced Leadership Team Aaron E. Coleman Chief Executive Officer Since April 2017 President since October 2016 and COO since September 2010 Vice President of Operations and CIO from April 2008 - September 2010 Over 18 years of e-commerce experience Senior Vice President – Online Systems at Blockbuster Inc. B.A. degree in Business Administration from Gonzaga University Neil Watanabe Chief Financial Officer Since March 2015 Over 30 years of finance, accounting and retail experience in both private & public companies Chief Operating Officer of National Stores EVP & Chief Financial Officer – Pet Smart B.A. degree in Social Sciences from the University of California, Los Angeles and CPA certification in Illinois Charles Fischer SVP of Global Procurement Since May 2008 Over 30 years of global sourcing experience Vice President, Supply Chain Management for Keystone Automotive Industries Director, Business Development for Modern Engineering Multiple leadership positions with multiple companies in the automotive aftermarket industry 19 Jim Hastie VP or Product Management Since December 2012 Over 18 years of progressively responsible experience in the automotive aftermarket collision industry CEO/President of American Condenser and Coil Owner/Cofounder of EJB Medical B.A. degree from University of California Davis MBA degree from Chapman University

Financial Highlights – Q4-17 Total revenue $68.5M Net loss from continuing operations was ($4.1M) vs. the prior year ($0.2M) Adjusted EBITDA $2.8M vs. prior year of $2.5M $2.9M in cash with zero revolver debt vs. last year of $2.7M in cash with zero revolver debt Added approximately 1,500 Private Label SKUs during the quarter Online Marketplace revenue growth of 26% Non-GAAP financial measure EBITDA consists of net income before (a) interest expense, net; (b) income tax provisions; (c) amortization of intangible assets; (d) depreciation and amortization. See Appendix for a reconciliation of Adjusted EBITDA to net income 20

Key Business Metrics Over Last Eight Quarters

US AUTOPARTS
NASDAQ:PRTS

	Margin %	Y/Y BPS Change
Q4-17	30.3%	0.2%
Q3-17	29.6%	-0.9%
Q2-17	29.0%	-1.4%
Q1-17	29.4%	-1.0%
Q4-16	30.1%	0.5%
Q3-16	30.5%	0.8%
Q2-16	30.4%	3.2%
Q1-16	30.4%	2.3%

	Private Label % Mix	Y/Y BPS Change
Q4-17	72%	4%
Q3-17	72%	6%
Q2-17	72%	7%
Q1-17	71%	4%
Q4-16	68%	5%
Q3-16	66%	6%
Q2-16	65%	5%
Q1-16	67%	4%

	Traffic (in millions)	Y/Y % Change
Q4-17	20.1	-28.0%
Q3-17	24.1	-15.1%
Q2-17	24.7	-18.2%
Q1-17	28.9	-8.0%
Q4-16	27.9	1.0%
Q3-16	28.4	-2.8%
Q2-16	30.2	3.2%
Q1-16	31.4	2.7%

	Conversion	Y/Y BPS Change
Q4-17	2.08%	0.21%
Q3-17	1.99%	0.10%
Q2-17	2.00%	0.20%
Q1-17	1.79%	0.01%
Q4-16	1.87%	0.09%
Q3-16	1.89%	0.14%
Q2-16	1.80%	0.01%
Q1-16	1.78%	0.09%

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Yearly Adjusted EBITDA Reconciliation Non-GAAP financial measure EBITDA consists of net income before (a) interest expense, net; (b) income tax provisions; (c) amortization of intangible assets; (d) depreciation and amortization. Adjusted EBITDA excludes stock based compensation, restructuring cost, and impairment loss 22 (in thousands) FY-13 52 Weeks Ending December 28, 2013 FY-14 53 Weeks Ending January 2, 2015 FY-15 52 Weeks Ending January 2, 2016 FY-16 52 Weeks Ending December 31, 2016 FY-17 52 Weeks Ending December 30, 2016 Net income (loss) (13,644) $ (4,907) $ (136) $ 2,973 $ 24,574 $ Depreciation 10,676 7,230 6,141 6,351 6,397 Amortization of intangibles 381 422 431 449 319 Interest expense, net 972 1,101 1,208 1,219 1,647 Taxes 43 137 88 100 (21,540) EBITDA (1,572) $ 3,983 $ 7,732 $ 11,092 $ 11,397 $ Stock comp expense 1,211 2,367 2,297 2,932 2,816 Inventory write down related to Carson closure - 897 - - - Restructuring Cost 723 1,137 - - - Impairment loss on property & equipment 4,832 - - - - Impairment loss on intangible assets 1,245 - - - - Adjusted EBITDA 6,439 8,384 10,029 14,024 14,213

Quarterly Adjusted EBITDA Reconciliation Non-GAAP financial measure EBITDA consists of net income before (a) interest expense, net; (b) income tax provisions; (c) amortization of intangible assets; (d) depreciation and amortization. Adjusted EBITDA excludes stock based compensation, restructuring cost, and impairment loss 23 (in thousands) Q1-15 Q2-15 Q3-15 Q4-15 Q1-16 Q2-16 Q3-16 Q4-16 Q1-17 Q2-17 Q3-17 Q4-17 Net income (loss) 187 $ (611) $ 353 $ (65) $ 1,537 $ 1,216 $ 358 $ (195) $ 816 $ 26,918 $ 919 $ (4,079) $ Depreciation 1,549 1,484 1,539 1,570 1,544 1,556 1,611 1,640 1,633 1,637 1,620 1,507 Amortization of intangibles 107 107 107 110 112 113 111 113 112 112 47 48 Interest expense, net 373 272 273 300 346 242 287 344 376 466 398 407 Taxes 158 (69) (22) 21 33 113 (2) 13 27 (25,859) 28 4,264 EBITDA 2,374 $ 1,183 $ 2,250 $ 1,936 $ 3,572 $ 3,240 $ 2,365 $ 1,915 $ 2,964 $ 3,274 $ 3,012 $ 2,147 $ Stock comp expense 477 574 587 659 772 785 764 611 1,064 544 565 643 Adjusted EBITDA 2,851 1,757 2,837 2,595 4,344 4,025 3,129 2,526 4,028 3,818 3,577 2,790

Key Stats: PRTS (NASDAQ) – Consolidated 24 Data sources: Yahoo! Finance, S&P Capital IQ, company filings. Includes 2.8M preferred shares) As of December 31, 2017 Trading Data (@ March 7, 2018) Stock Price $1.95 52 Wk. High/Low $4.13/1.84 Avg. Daily Vol. (3 mo.) 92,215 Shares Outstanding1 37.6M Institutional Holdings 68% Insider Holdings 7% Valuation Measures Market Cap $73.4M Enterprise Value $70.5M EV/Revenue 0.2x Employees2 1,069 Financial Highlights (@ Dec 31, 2017) Revenues (TTM) $303.4M Gross Margin (TTM) 29.6% Cash & Equiv. $2.9M Total Assets $100.7M Total Revolver Debt $0 Total Liabilities $60.3M Total Equity $40.4M